SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_______________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  May 16, 2011

ALLIED AMERICAN STEEL CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-143969	20-8600068
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

600 Grant, Suite 660, Pittsburgh, PA	15219
(Address of principal executive offices)	(Zip Code)

(412) 223-2663
(Registrant’s telephone number, including area code)

Royal Union Holding Corporation
(Former name if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

  ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

  ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

  ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                      Other Events

Attached hereto as Exhibit 99.1 is a press release issued on May 16, 2011 by Allied American Steel Corp., f/k/a Royal Union Holding Corporation (the “Company”), announcing that FINRA has approved (i) the change of the Company’s name to Allied American Steel Corp. and its trading symbol to “AAST” effective at the opening of business on May 16, 2011, and (ii) an eighteen-for-one (18:1) forward stock split in the form of a dividend to shareholders of record at the close of business on May 19, 2011.

Item 9.01                      Financial Statements and Exhibits

 (d)           Exhibits:

Exhibit No.	Exhibit Description

99.1	Press Release dated May 16, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALLIED AMERICAN STEEL CORP.

Dated: May 16, 2011	By:	/s/ Jes Black
Name: Jes Black
Title: President and Chief Executive Officer